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                                                                EXHIBIT 10.39



SEAFIRST BANK                                               LOAN MODIFICATION
                                                                    AGREEMENT
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     This agreement amends the Revolving Note dated December 2, 1994 ("Note")
and Credit Agreement dated December 2, 1994 ("Credit Agreement"), each executed by UTILX CORPORATION ("Borrower") in favor of Bank of America National Trust and Savings Association, doing business as Seafirst Bank, successor by merger to Seattle-First National Bank and Bank of America NW, N.A. ("Bank"), regarding a loan in the maximum principal amount of $5,000,000 (the "Loan"). Capitalized terms used in this agreement shall have the meaning given in the Credit Agreement, as modified by any prior modification agreement. For mutual consideration, Borrower and Bank agree to amend the above loan documents as follows:

1. NOTE. The Note is amended to provide that Borrower's maximum liability for principal under the Note is changed to $10,000,000.

2.        DEFINITIONS.  The following definition is added to the Credit
          Agreement:

          "BORROWING BASE" SHALL MEAN 75% OF ALL OF BORROWER'S BILLED ACCOUNTS RECEIVABLE, BOTH FOREIGN AND DOMESTIC.

3. CREDIT LIMIT. Section 1.10 of the Credit Agreement is amended increase the credit limit to $10,000,000.

4. BORROWING BASE COVENANT. A new Section 7.12 is added to the Credit Agreement to read as follows:

          7.12 BORROWING BASE. THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING NOTE PLUS THE FACE AMOUNT OF ALL LETTERS OF CREDIT OUTSTANDING SHALL NOT EXCEED THE BORROWING BASE ON MARCH 31, 1998.

5. OTHER TERMS. Except as specifically amended by this agreement or any prior amendment, all other terms, conditions, and definitions of the Note, Credit Agreement, and all other notes, security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.



          DATED as of September 30, 1997.

Bank:                                         Borrower:

SEAFIRST BANK                                 UTILX CORPORATION

By: /s/                Terry Jones      By: /s/         Larry D. Pihl
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Title:              Vice President      Title:          VP, CFO
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                 LOAN MODIFICATION AGREEMENT (UTILX CORPORATION;u200/17124)